Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his/her capacity as an officer of Variflex, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

the Quarterly Report of the Company on Form 10-Q for the period ended October 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 9, 2003

By: /s/ Raymond H. Losi II
Chief Executive Officer

Dated: December 9, 2003

By: /s/ Petar Katurich
Chief Financial Officer